Exhibit 99.1
THE TALBOTS, INC. ADOPTS STOCKHOLDER RIGHTS PLAN
     Hingham, Mass., August 2, 2011 (BUSINESS WIRE) — The Talbots, Inc. (NYSE: TLB) announced today that its Board of Directors had unanimously adopted a stockholder rights plan (the “Rights Plan”) in which one common stock purchase right will be distributed as a dividend on each outstanding share of the Company’s common stock (the “Rights”).
     The Board of Directors adopted the Rights Plan to promote fair and equal treatment of the Company’s stockholders in light of a recent rapid accumulation of a significant percentage of the Company’s outstanding common stock.
     Under the Rights Plan, the Rights become exercisable if any person or group acquires 10 percent or more of Talbots common stock or, in the case of any person or group that currently owns 10 percent or more of the common stock, upon the acquisition of a specified additional amount of shares by such person or group. Until the Rights become exercisable, they will not be evidenced by separate certificates and will trade automatically with shares of the Company’s common stock. The Rights will expire on August 1, 2021.
     Details about the Rights Plan will be contained in a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.
     Perella Weinberg Partners is serving as financial advisor and Dewey & LeBoeuf LLP is serving as legal advisor to the Company.
About The Talbots, Inc.
     The Talbots, Inc. is a leading specialty retailer and direct marketer of women’s apparel, shoes and accessories. At the end of first quarter 2011, Talbots operated 568 Talbots stores in 46 states, the District of Columbia, and Canada. Talbots brand on-line shopping site is located at www.talbots.com.
Cautionary Statement and Certain Risk Factors to Consider
     This press release contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential” or similar statements or variations of such terms. All of the information concerning our future liquidity, future financial performance and results, future credit facilities and availability, future cash flows and cash needs, strategic initiatives and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information. Our forward-looking statements are based on a series of expectations, assumptions, estimates and projections about the Company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our internal plan, regular-price, promotional and markdown selling, operating cash flows, liquidity and credit availability for all forward periods. Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including the following risks and uncertainties:
•	the ability to successfully increase our customer traffic and the success and customer acceptance of our merchandise offerings in our stores, on our website and in our catalogs;

•	the risks associated with our efforts to successfully implement, adjust as appropriate and achieve the benefits of our current strategic initiatives including store segmentation, store re-imaging, store rationalization, enhanced marketing, information technology reinvestments and any other future initiatives that we may undertake;

•	the risks associated with our efforts to maintain our traditional customer and expand to attract new customers;

•	the risks associated with competitive pricing pressures and the current increased promotional environment;

•	the risks associated with our on-going efforts to adequately manage the increase in various input costs, including increases in the price of raw materials, higher labor costs in countries of manufacture and significant increases in the price of fuel, which impacts our freight costs;

•	the risks associated with our ability to access on satisfactory terms, or at all, adequate financing and sources of liquidity as and when necessary to fund our continuing operations, working capital needs and strategic initiatives and to obtain further increases in our Credit Facility or obtain other or additional credit facilities as may be needed if cash flows from operations or other capital resources are not sufficient at any time or times;

•	the satisfaction of all borrowing conditions at all times under our Credit Facility including accuracy of all representations and warranties, no defaults or events of default, absence of material adverse effect or change and all other borrowing conditions;

•	the continuing material impact of the U.S. economic environment on our business, continuing operations, liquidity and financial results, including any negative impact on consumer discretionary spending, substantial loss of household wealth and savings and continued high unemployment levels;

•	the ability to attract and retain talented and experienced executives that are necessary to execute our strategic initiatives;

•	the ability to accurately estimate and forecast future regular-price, promotional and markdown selling and other future financial results and financial position;

•	the risks associated with our appointment of an exclusive global merchandise buying agent, including that the anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected and the risk that upon any cessation of the relationship, for any reason, we would be unable to successfully transition to an internal or other external sourcing function;

•	the ability to continue to purchase merchandise on open account purchase terms at existing or future expected levels and with acceptable payment terms and the risk that suppliers could require earlier or immediate payment or other security due to any payment concerns;

•	the risks and uncertainties in connection with any need to source merchandise from alternate vendors;

•	any impact to or disruption in our supply of merchandise including from any current or any future increased political, social or other unrest or future labor shortages in various other countries;

•	the ability to successfully execute, fund and achieve the expected benefits of our supply chain initiatives;

•	any significant interruption or disruption in the operation of our distribution facility or the domestic and international transportation infrastructure;

•	the risk that estimated or anticipated costs, charges and liabilities to settle and complete the transition and exit from and disposal of the J. Jill business, including both retained obligations and contingent risk for assigned obligations, may materially differ from or be materially greater than anticipated;

•	any future store closings and the success of and necessary funding for closing underperforming stores;

•	the risks associated with our upscale outlet expansion;

•	the ability to reduce spending as needed;

•	the ability to achieve our financial plan and strategic plan for operating results, working capital and cash flows;

•	any negative publicity concerning the specialty retail business in general or our business in particular;

•	the risk of impairment of goodwill and other intangible or long-lived assets;

•	the risk associated with our efforts in transforming our information technology systems to meet our changing business systems and operations;

•	any lack of sufficiency of available cash flows and other internal cash resources to satisfy all future operating needs and other cash requirements; and

•	the risks and uncertainties associated with the outcome of current and future litigation, claims, tax audits and tax and other proceedings and the risk that actual liabilities, assessments or other financial impact will exceed any estimated, accrued or expected amounts or outcomes.

     All of our forward-looking statements are as of the date of this press release only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this press release or included in our other public disclosures or our other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect our continuing operations and our future financial results, cash flows, prospects and liquidity. Except as required by law, we do not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections or other circumstances affecting such forward-looking statements occurring after the date of this press release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by us following this press release which modify or impact any of the forward-looking statements contained in this press release will be deemed to modify or supersede such statements in this press release.
     In addition to the information set forth in this press release, you should carefully consider the risk factors and risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended January 29, 2011 and other periodic reports filed with the SEC.
SOURCE: The Talbots, Inc.

The Talbots, Inc Julie Lorigan, 781-741-7775 Senior Vice President, Investor and Media Relations or FD Investor Media Relations Leigh Parrish and Evan Goetz 212-850-5600

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